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                                                                     EXHIBIT 4.2

   FORMED UNDER THE LAWS OF THE                         PAR VALUE
         STATE OF TEXAS                              $.10 PER SHARE

NUMBER                                               SEE REVERSE FOR      SHARES
DS                                                CERTAIN RESTRICTIONS


THIS CERTIFICATE IS TRANSFERABLE IN
BOSTON, MASS. AND NEW YORK, N.Y.
                                                       CUSIP 026791 20 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

             CERTIFICATE FOR COMMON SHARES OF BENEFICIAL INTEREST
                      AMERICAN INDUSTRIAL PROPERTIES REIT
                     A TEXAS REAL ESTATE INVESTMENT TRUST

THIS
CERTIFIES
THAT




IS THE
REGISTERED
HOLDER OF

     FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

American Industrial Properties REIT (the "Trust"). A full statement of all the designations, preferences, limitations, and relative rights of the shares of each class or series which the Trust is authorized to issue, to the extent they have been fixed and determined, and the authority of the Trust Managers to fix and determine the designations, preferences, limitations, and relative rights of subsequent series is set forth in the Declaration of Trust of the Trust, as may be amended from time to time, on file with the County Clerk of Dallas County, Texas, a copy of which will be furnished to the record holder of the certificate without charge upon written request to the Trust at its principal place of business. This certificate and the shares represented hereby are negotiable and transferable on the books of the Trust by the registered holder hereof in person or by attorney upon surrender of this certificate properly endorsed or asigned. This certificate is not valid until countersigned and registered by a Transfer Agent and Registrar.

        Witness the facsimile signatures of the Trust's duly authorized officers.


Dated:
                                                Countersigned and Registered:
                                                  BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
/s/ [ILLEGIBLE]                /s/ [ILLEGIBLE]        /s/ [ILLEGIBLE]
     PRESIDENT AND
     CHIEF EXECUTIVE OFFICER        SECRETARY              AUTHORIZED SIGNATURE



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                     American Industrial Properties REIT

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -- as tenants in common     UNIF GIFT MIN ACT --      Custodian
 TEN ENT -- as tenants by the                            ------         --------
            entireties                                   (Cust)          (Minor)
  JT TEN -- as joint tenants with                        under Uniform Gifts to
            right of survivorship                        Minors Act
            and not as tenants
            in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For value received                hereby sell, assign and transfer unto
                          ----------------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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  ----------------------------------------------------------------------------


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                                                                 Common Shares
  ---------------------------------------------------------------
  of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

  Dated
       ---------------------------------

                                   -------------------------------------------
              NOTICE:                           (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT  -------------------------------------------
OR ANY CHANGE WHATEVER.                         (SIGNATURE)

                                   -------------------------------------------
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT
                                       TO S.E.C. RULE 17Ad-15
                                   -------------------------------------------
                                       Signature Guaranteed By:




                                   -------------------------------------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). PURSUANT TO THE TRUST'S DECLARATION OF TRUST, AND EXCEPT AS OTHERWISE PROVIDED THEREIN, NO PERSON MAY (1) BENEFICIALLY OWN SHARES IN EXCESS OF 9.8% (OR SUCH OTHER PERCENTAGE AS MAY BE PROVIDED IN THE DECLARATION OF TRUST) OR THE AGGREGATE VALUE OF ALL OUTSTANDING SHARES OF SUCH CLASS OF SHARES OR THE NUMBER OF OUTSTANDING SHARES OF ANY CLASS OF SHARES, OR (2) BENEFICIALLY OWN SHARES THAT WOULD RESULT IN OR TRANSFER ARE VIOLATED, THE SHARES REPRESENTED HEREBY WILL BE AUTOMATICALLY CONVERTED INTO SHARES OF EXCESS SECURITIES WHICH WELL BE HELD BY THE TRUST AS TRUSTEE OF THE BENEFICIAL TRUST. THE TRUST HAS THE OPTION TO REDEEM SHARES OF EXCESS SECURITIES UNDER CERTAIN CIRCUMSTANCES. ALL TERMS IN THIS LEGEND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED THERETO IN THE TRUST'S DECLARATION OF TRUST, AS THE SAME MAY BE FURTHER AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP OR TRANSFER, WILL BE SENT WITHOUT CHARGE TO THE RECORD HOLDER OF THE CERTIFICATE UPON WRITTEN REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.